UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2013

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road

Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On February 7, 2013, the Board of Directors of PepsiCo, Inc. (the “Company”) declared a quarterly dividend of $0.5375 payable March 29, 2013, to shareholders of record on March 1, 2013. Attached as Exhibit 99.1 and incorporated by reference into this Item 8.01 is a copy of the press release issued by the Company, dated February 7, 2013.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release issued by PepsiCo, Inc., dated February 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: February 7, 2013	By:	/s/ Kelly Mahon Tullier
	Name:	Kelly Mahon Tullier
	Title:	Senior Vice President, Deputy General Counsel

INDEX TO EXHIBITS

99.1	Press release issued by PepsiCo, Inc., dated February 7, 2013